SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report: June 2, 2000



                                PNW CAPITAL, INC.
                                 --------------
              (New name of registrant as specified in its charter)


                          WINCHESTER MINING CORPORATION
                             -----------------------
                                  (former name)


Delaware                      0-30651                   06-1474412
-----------------             -------------            ------------------
(STATE OR OTHER               (COMMISSION              (IRS EMPLOYER
JURISDICTION OF               FILE NUMBER)             IDENTIFICATION NO.
INCORPORATION)


        409 Granville Street, Suite #1010, Vancouver, B.C. Canada V6C 1T2
           ----------------------------------------------------------
                                    (ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (604)609-0409




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


ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               The Company has completed its merger with Hi-Plains Energy Corp. As part of the merger, the Company has changed its name to PNW CAPITAL, INC. It will trade under a new symbol on the OTCBB which has not been assigned. A new CUSIP # will be assigned based on the name change.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

               None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

               Financial Statements - None
               Exhibits -             2.1 - Certificate of Ownership and Merger


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 2, 2000                               PNW CAPITAL, INC.


                                                  By:/s/Wayne Miller
                                                  ---------------------------
                                                  President





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